SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 7, 2006


                                West Marine, Inc.

                 ----------------------------------------------

             (Exact name of registrant as specified in its charter)



     Delaware                     0-22512                        77-0355502
 -----------------            ---------------                ------------------
 (State or other               (Commission File              (I.R.S. Employer
 jurisdiction of                  Number)                   Identification No.)
 incorporation)



           500 Westridge Drive
           Watsonville, California                              95076
        --------------------------------                     ------------
     (Address of principal executive offices)                 (Zip Code)



                                 (831) 728-2700
                             ----------------------
                 (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement.

As described under Item 5.02 of this Form 8-K, Eric Nelson will leave his position as Chief Financial Officer, Senior Vice President of Finance and Secretary of West Marine effective today. In connection with this decision, West Marine and Eric Nelson have entered into a release agreement. Pursuant to the terms of this release agreement, Mr. Nelson will receive two weeks base salary and a severance payment equal to twelve months of his current base salary, payable ratably on West Marine's regularly scheduled pay dates, and continued health insurance benefits, subject to Mr. Nelson's payment of any portion of the cost required to be contributed by an employee. Mr. Nelson will retain all vested West Marine stock options, but any options not exercised will be forfeited 90 days after the termination of the 12 month severance period. Mr.Nelson will not be entitled to receive a bonus for 2006. In consideration of his benefits under the release agreement, Mr. Nelson has agreed to a comprehensive release of claims against West Marine. Mr. Nelson has also agreed not to disparage West Marine or its employees, to maintain the confidentiality of certain West Marine information and, during the twelve-month period in which he receives severance payments, to refrain from soliciting West Marine employees. This summary of the material terms of the release agreement is qualified in its entirety by reference to the full text of release agreement filed as an exhibit to this report.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Eric Nelson, Chief Financial Officer, Senior Vice President of Finance and Secretary of West Marine, will leave his position effective today. West Marine has launched a search for a new Chief Financial Officer, and on an interim basis, Peter Van Handel, Chief Accounting Officer, Vice President of Finance and Controller of West Marine, will take over Mr. Nelson's duties until a new Chief Financial Officer is named. Pam Fields, General Counsel of West Marine, will fulfill corporate secretary duties in her capacity as Assistant Secretary. Mr. Nelson had no disagreement with West Marine on any matter relating to its operations, policies or accounting practices.

Peter Van Handel, age 50, was appointed Chief Accounting Officer effective today, and has been Vice President of Finance and Controller since March 2006. Previously, he served as Assistant Vice President of Finance and Controller from May 2003 to March 2006, and as Assistant Controller when he joined West Marine in July 2000.

Item 9.01.        Financial Statements and Exhibits.

                  (a) Not Applicable.

                  (b) Not Applicable.

                  (c) Exhibits:

                  10.1 Release Agreement, dated April 7, 2006, between West Marine, Inc. and Eric Nelson (management contract or compensatory plan or arrangement).

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                WEST MARINE, INC.



Date:  April 7, 2006            By:  /s/ Peter Harris
                                    ----------------------------------
                                    Peter Harris
                                    Chief Executive Officer and President

                                                                Exhibit 10.1

                                RELEASE AGREEMENT

         This Release Agreement (the "Agreement"), is entered into by Eric S. Nelson ("Employee") and West Marine, Inc. and its subsidiaries (collectively, the "Company"), hereafter collectively, the "Parties" and shall become effective upon its signature by both Parties and the expiration of the seven
(7)day revocation period referred to in Paragraph 7 hereof without revocation by the Employee during such period.

         WHEREAS, Employee's employment with the Company is terminating on April 7, 2006 (the "Termination Date"), at which time all employee compensation and benefits shall cease, except as provided herein;

         WHEREAS, the parties wish to resolve any and all disputes that the parties may have, including those related to Employee's employment with and separation from the Company;

         NOW, THEREFORE, in consideration of the promises contained in this Agreement, the parties agree as follows:

1. Consideration. In consideration of the execution of this Agreement and the releases, promises, and representations included herein, the Company agrees as follows:

                           (a) The Company shall pay Employee an amount equal
to two weeks of his current base salary, less applicable withholdings, payable on Employee's Termination Date

                           (b) The Company shall pay Employee severance equal
to twelve (12) months of his current base salary, less applicable withholdings, payable over the twelve (12) month period commencing on the Termination Date ("Severance Period") in substantially equal payments on the Company's regularly scheduled payroll days.

                           (c) Employee will continue to receive health
insurance benefits only (i.e., medical, dental, optical, and mental health), in all aspects significantly comparable to those in place from time to time for Senior Vice Presidents of the Company, at the Company's cost, subject to any portion of the costs required to be contributed by Employee.

                           (d) From and after the Termination Date, Employee
will not receive any further equity incentive awards
(including, without limitation, restricted stock and/or stock option grants). Moreover, Employee's vesting of stock options will cease on the Termination Date. Options which were vested at the Termination Date will be exercisable according to the terms of Employee's stock option agreements with the Company, except that Employee is entitled to exercise vested stock options under those agreements during the Severance Period and for the ninety (90) day period following expiration thereof. After such time, any unexercised vested stock options automatically will be forfeited.

                           (e) Employee will not be entitled to receive any
bonus for fiscal year 2006 or thereafter.

2. Payment of Salary. Employee acknowledges and agrees that as of the Termination Date, any and all earned salary and accrued paid time off were paid to him. In light of the payment by the Company of all wages due, or to become due to Employee, the parties acknowledge and agree that California Labor Code section 206.5 is not applicable to the parties here. Said section provides in pertinent part:

         No employer shall require the execution of any release of any claim or right on account of wages due, or to become due, or made as an advance on wages to be earned, unless payment of such wages has been made.

3. General release. The Employee on behalf of his heirs, family members, estate, executors, administrators, assigns, employers, agents, representatives, insurers, attorneys, predecessors, and successors hereby forever releases and fully discharges the Company and the Company's predecessors, successors, assigns, parent companies, subsidiaries, affiliates and other related entities, along with its and their current, former and future stockholders, investors, principals, partners, members, employees, employers, directors, officers, parents, subsidiaries, affiliates, agents, assigns, representatives, insurers, attorneys, predecessors, successors, and the like, and its and their heirs, estates, executors, administrators, assigns, agents, representatives, insurers, attorneys, and the like (collectively, the "Releasees") from any and all claims, actions, judgments, obligations, damages, demands, debts, liabilities, and causes of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, that he now owns or holds as of the date the Employee signs this Agreement including, without limitation:

                         (a) any and all claims relating to or arising from the
Employee's employment with the Company, and the termination of that employment, including but not limited to any and all claims for wrongful termination, sexual harassment, breach of contract, breach of the covenant of good faith and fair dealing, breach of fiduciary duty, promissory estoppel, negligence, misrepresentation, interference with contract or prospective economic advantage, unfair business practices, defamation, invasion of privacy, personal injury, assault, battery, infliction of emotional distress, termination in violation of public policy, false imprisonment, and conversion;

                         (b) any and all claims for violation of any
California, federal or other state, local or other equal employment opportunity laws or regulations, or federal, state or local labor laws, including but not limited to, the California Fair Employment and Housing Act, the Equal Pay Act of 1963, California Labor Code Sections 201 et seq., 970 et seq., and 1197.5; Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1866, the Age Discrimination in Employment Act of 1967, the Americans with Disabilities Act, the Employee Retirement Income Security Act of

1974, the Worker Adjustment and Retraining Notification Act, the Older Workers Benefit Protection Act, the California Labor Code, and the Fair Labor Standards Act;

                         (c) any and all claims for violation of the federal or
any state constitution;

                         (d) any and all claims for loss, costs, damages or
expenses arising out of any dispute over the tax treatment of any of the proceeds received by the Employee as a result of this Agreement; and

                         (e) any and all claims for attorneys' fees and costs.

         Employee agrees that the release set forth in this paragraph 3 shall be and remain in effect in all respects as a complete general release as to the matters released. This release does not extend to any obligations incurred under this Agreement or to any earned but unpaid "wages," as defined in Section 200 of the Labor Code of the State of California.

4. Waiver of Civil Code Section 1542. Employee represents that he is not aware of any claim by him against any of the Releasees other than the claims that are released by this Agreement. The Employee waives any and all rights and benefits conferred by the provisions of Section 1542 of the Civil Code of the State of California and any similar law of any state or territory of the United States or other jurisdiction. This section provides as follows:

           "A general release does not extend to claims which the creditor does not know or suspect to exist in his/her favor at the time of executing the release, which if known by him/her must have materially affected his/her settlement with the debtor."

Employee acknowledges that the release provided for in Paragraph 3 above shall apply to all unknown and/or unanticipated claims as well as those known and/or anticipated. The Employee understands and acknowledges that even if he should eventually suffer additional damages arising out of the matters herein released, he will not be able to make any claims for those damages.

5. No admissions. Employee understands and acknowledges that this Agreement constitutes a compromise and settlement of actual or potential disputed claims. No action taken by either party, either previously or in connection with this Agreement, shall be deemed or construed to be (a) an admission of the truth or falsity of any claims heretofore made; (b) an acknowledgment or admission by either party of any fault or liability whatsoever to another party or to any third party.

6. No prior claims or assignment; indemnity. Employee represents and warrants that he has not filed any complaints or charges or lawsuits against the Company or any other Releasee with any governmental agency, court, or other forum. The Employee further represents and warrants that he has not heretofore assigned or transferred, or purported to assign or transfer, to any person or entity any claim or other matter herein released. In the event that he shall have assigned or transferred, or purported to assign or transfer, any claim or the matter herein released, he shall indemnify the Company and hold it harmless from and against any loss, cost, claim or expense including but not limited to all costs related to the defense of any action including reasonable attorneys' fees based upon, arising out of or incurred as a result of any such claim, assignment or transfer.

7. Acknowledgment of waiver of claims under ADEA. Employee acknowledges that he is waiving and releasing any rights he may have under the Age Discrimination in Employment Act of 1967 ("ADEA") and that this waiver and release is knowing and voluntary. Employee and the Company agree that this waiver and release does not apply to any rights or claims that may arise under ADEA after the date on which Employee signs this Agreement. Employee acknowledges that the consideration given for this waiver and release Agreement is in addition to anything of value to which Employee was already entitled. Employee further acknowledges that he has been advised by this writing that (a) he should consult with an attorney prior to executing this Agreement; (b) he has twenty-one (21) days within which to consider this Agreement before signing it; (c) he has seven (7) days following the date he signs this Agreement to revoke the Agreement, by providing written notice of revocation to the Company's General Counsel, by midnight on the seventh day following the date on which he signs this Agreement; and (d) this Agreement shall not be effective or enforceable, and Employee shall not be entitled to any consideration under this Agreement or otherwise (except for earned salary and benefits earned at the Termination
Date) until the revocation period has expired without Employee's revocation of this Agreement.

8. Non-disparagement and non-solicitation. Employee agrees that he will not disparage the Company or its employees, officers or directors in their personal or business reputations. Moreover, in consideration of the benefits to be provided to Employee under this Agreement, Employee agrees that prior to the expiration of the Severance Period, Employee will not solicit or cause to be employed or retained any person who is (or within the prior 6 months was) an associate of the Company or its affiliates by any person or entity with whom or which Executive becomes associated.

9. Continuing confidentiality obligations. Employee acknowledges having had access to trade secrets and proprietary and confidential information of the Company relating to the business of the Company and its affiliates. Employee certifies that he has complied with and will continue to comply with all of his obligations to preserve such information as confidential, which information includes, without limitation, Company processes, systems, methods, materials, research activities, prices, volume of sales, promotional methods, list of names or classes of customers, personnel and financial information, vendor names and information, product cost information, computer software of any type, pricing and billing policies, data, forecasts, plans, and strategies for all aspects of operations, marketing, and sales, and expansion and acquisition strategies, including new store openings/closings.

10. Return of Company property. Employee agrees that, in addition to his obligations to preserve the trade secrets and proprietary and confidential information of the Company, upon his departure from the Company he will have returned any documents containing or disclosing such information of the Company, and copies thereof, and all other materials, equipment or other property belonging to the Company. Notwithstanding the foregoing, Company acknowledges that Employee may retain following equipment from and after the Termination Date for his personal ownership and use: one (1) laptop computer (provided that any Company information shall be removed therefrom at Company's direction on or after April 21, 2006), and one (1) cell phone (with termination from the Company account and conversion to an individual account on June 1, 2006).

11. Costs and Attorneys' Fees. The Parties shall each bear their own costs, attorneys' fees and other fees incurred in connection with this Agreement and otherwise.

12. Authority. The Company represents and warrants that the undersigned has the authority to act on behalf of the Company and to bind the Company and all who may claim through it to the terms of this Agreement. Employee represents and warrants that he has the capacity to act on his own behalf and on behalf of all who might claim through him to bind him to the terms and conditions of this Agreement.

13. Entire agreement. This Agreement contains the entire agreement between the Parties pertaining to the subject matter contained in it and supersedes any and all prior and/or contemporaneous oral or written negotiations, agreements, representations, and understandings, except for the Parties' stock option agreements, which shall remain in full force and effect, except as modified herein. The Parties each understand that this Agreement is made without reliance upon any inducement, statement, promise, or representation other than those contained within this Agreement.

14. Attorneys' fees. If any legal or equitable action is necessary to enforce the terms of this Agreement, the prevailing party shall be entitled to a reasonable sum for attorneys' fees and costs which are reasonably incurred and paid in addition to any other relief to which such party may be entitled.

15. Governing law. This Agreement shall be construed under and governed by the laws of the State of California.

         This Agreement shall be deemed to have been entered into in Santa Cruz County, California and all questions of validity, interpretation or performance of any of its terms or of any rights or obligations of the parties to this Agreement shall be governed by California law. If any legal or equitable action is necessary to enforce the terms of this Agreement, such action shall be brought in the State of California.

16. Severability. If any provisions of this Agreement or the application thereof to any person, place or circumstance shall be held by a court of competent jurisdiction to be invalid, unenforceable, or void, the remainder of this Agreement and such provision as applied to other persons, places, and circumstances shall remain in full force and effect, provided, however, that if the release provided for in Paragraph 3 above (or any part thereof) is found to be invalid, the Parties shall negotiate a modification to such release to ensure the maximum enforceability permitted by law.

17. Voluntary execution of Agreement. This Agreement is executed voluntarily and without any duress or undue influence on the part or behalf of the Parties, with the full intent of releasing all claims. The Parties acknowledge that:

                         (a) They have had a reasonable time within which to
consider whether to sign this Agreement;

                         (b) They have been represented in the preparation,
negotiation, and execution of this Agreement by legal counsel of their own choice or that they have voluntarily declined to seek such counsel;

                         (c) They have read and understand the terms and
consequences of this Agreement and of the releases it contains;

                         (d) They are fully aware of the legal and binding
effect of this Agreement.

18. Counterparts. This Agreement may be executed in counterparts, each of which, when so executed, shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument.

19. Modifications. The terms and provisions of this Agreement may be modified or terminated only in a writing signed by both Parties.

20. Waivers. Any waiver of any term or provision of this Agreement must be in writing and signed by the party granting the waiver. The failure of the Company to insist on strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver and shall not deprive the Company of the right thereafter to insist on strict adherence to that term or any other term of this Agreement. Any waiver by the Company of a breach of any provision of the Agreement shall not operate as, or be construed to be, a waiver of any other breach of such provision of this Agreement.


                               [Signatures Follow]

DATED:  April 7, 2006               /s/ Eric S. Nelson
                                    ----------------------------------
                                    Eric S. Nelson


                                    West Marine, Inc.

DATED:  April 7, 2006               /s/ Peter Harris
                                   ----------------------------------
                                   By:  Peter Harris
                                   Its: Chief Executive Officer & President